EXHIBIT 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Fifth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of May 6, 2010, by and between COMERICA BANK (“Bank”) and LYRIS, INC., LYRIS TECHNOLOGIES INC. and COMMODORE RESOURCES (NEVADA), INC. (each a “Borrower” and collectively, “Borrowers”).

RECITALS

     Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of June 19, 2009 and that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of October 23, 2009 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

          “Joint Venture Cap” means an aggregate amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) minus any cash expenditures made by Borrowers under the M&A Cap.

          “Liquidity” means the sum of (i) unrestricted cash at Bank plus (ii) unused availability under the Revolving Line.

          “M&A Cap” means an aggregate amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) minus any cash expenditures made by Borrowers under the Joint Venture Cap.

          “Revolving Line” means a Credit Extension of up to Five Million Dollars ($5,000,000).

          “Revolving Maturity Date” means April 30, 2012.

     2. Subsection (c) of the defined term “Permitted Indebtedness” in Section 1.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

          “(c) Indebtedness not to exceed One Million Dollars ($1,000,000) in the aggregate in the aggregate in any fiscal year of Borrowers secured by a lien described in clause (c) of the defined term “ Permitted Liens;” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness at the time of financing;”

     3. Subsection (c) of the defined term “Permitted Liens” in Section 1.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

           “(c) Liens not to exceed One Million Dollars ($1,000,000) in the aggregate (i) upon or in any Equipment acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;”

     4. Subsection (i) of the defined term “Permitted Investments” in Section 1.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

          “(i) Joint ventures or strategic alliances in the ordinary course of a Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrowers do not, in the aggregate, exceed the Joint Venture Cap.”

     5. Section 2.1(c) of the Agreement hereby is amended and restated in its entirety to read as follows:

          “(c) Intentionally Omitted.”

     6. Section 2.5(b) of the Agreement hereby is amended and restated in its entirety to read as follows:

          “(b) Unused Fee. A fee equal to one half of one percent (0.50%) of the difference between the amount then available under the Revolving Line pursuant to Section 2.1(b)(i) and the average daily balance outstanding thereunder during the term hereof, paid quarterly in arrears on an annualized basis, which shall be nonrefundable; and”

     7. Section 6.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

          “6.7 Financial Covenants. Borrowers shall at all times maintain the following financial ratios and covenants:

               (a) Liquidity. Liquidity of not less than One Million Dollars ($1,000,000).

               (b) Six Month EBITDA. Measured monthly on a trailing sixth (6) month basis, EBITDA of not less than the following for the applicable periods:

Measuring Period Ending	Minimum Trailing Six (6) month EBITDA
4/30/10	$1,000,000
5/31/10	$1,000,000
6/30/10	$750,000
7/31/10	$500,000
8/31/10	$1.00
9/30/10	($500,000)
10/31/10	($750,000)
11/30/10	($1,000,000)
12/31/10	($1,000,000)
1/31/11	($750,000)
2/28/11	($500,000)
3/31/11	$1.00

     Bank shall be entitled to modify the foregoing covenant for the 2011 calendar year in Bank’s sole discretion upon receipt of Borrowers’ 2011 board approved plan.”

     8. Section 7.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

          “7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where (i) cash consideration paid by Borrowers in connection with such transactions does not in the aggregate exceed the M&A Cap, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) Borrower is the surviving entity.”

     9. Exhibit C to the Agreement hereby is replaced with Exhibit C attached hereto.

     10. The following defined term in Exhibit D to the Agreement (Prime Referenced Rate Addendum) is hereby amended and restated in its entirety to read as follows:

          “Applicable Margin” means two and one quarter percent (2.25%) per annum.

     11. Exhibit E to the Agreement hereby is replaced with Exhibit E attached hereto.

     12. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

     13. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

     14. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     15. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a) this Amendment, duly executed by each Borrower;

               (b) a Certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

               (c) repayment of all amounts owing from Borrowers to Bank in connection with the Term Loan;

               (d) evidence that Borrowers have received net cash proceeds of at least Six Million Dollars ($6,000,000) from the sale of Borrowers’ equity securities to investors and on terms and conditions reasonably acceptable to Bank;

               (e) a facility fee in the amount of Twenty Five Thousand Dollars ($25,000);

               (f) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

               (g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     16. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LYRIS, INC.
By:	/s/ Luis Rivera
Title:	Chief Executive Officer

LYRIS TECHNOLOGIES INC.
By:	/s/ Luis Rivera
Title:	Chief Executive Officer

COMMODORE RESOURCES (NEVADA), INC.
By:	/s/ Richard A. McDonald
Title:	President

COMERICA BANK
By:	/s/ Philip Koblis
Title:	First Vice President

[Signature Page to Fifth Amendment to Amended and Restated Loan and Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK
FROM:	LYRIS INC., for itself and on behalf of all Borrowers

     The undersigned authorized officer of LYRIS, INC., for itself and on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required	Complies
Monthly financial statements	Monthly within 30 days	Yes	No
10K	Within 90 days of fiscal year end	Yes	No
10Q	Within 45 days of quarter end	Yes	No
Borrowing Base Cert, A/R & A/P Agings	Monthly within 30 days	Yes	No
Compliance Cert.	Monthly within 30 days	Yes	No
A/R Audit	Semi-Annual	Yes	No
IP Report	Quarterly within 45 days	Yes	No
Total amount of Borrowers' cash and	Amount: $________	Yes	No
investments
Total amount of Borrowers' cash and	Amount: $________	Yes	No
investments maintained with Bank

Financial Covenant	Required	Actual	Complies
Minimum Liquidity	$1,000,000	$___________	Yes	No
Minimum 6-Month EBITDA	See attached chart	$___________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
SIGNATURE	Date:

Verified:
TITLE	AUTHORIZED SIGNER
Date:

DATE	Compliance Status	Yes	No

Minimum Trailing 6 month EBITDA Requirements

Measuring Period Ending	Minimum Trailing Six (6) month EBITDA
4/30/10	$1,000,000
5/31/10	$1,000,000
6/30/10	$750,000
7/31/10	$500,000
8/31/10	$1.00
9/30/10	($500,000)
10/31/10	($750,000)
11/30/10	($1,000,000)
12/31/10	($1,000,000)
1/31/11	($750,000)
2/28/11	($500,000)
3/31/11	$1.00

     Bank shall be entitled to modify the foregoing covenant for the 2011 calendar year in Bank’s sole discretion upon receipt of Borrowers’ 2011 board approved plan.

EXHIBIT E

BORROWING BASE CERTIFICATE

Borrower: LYRIS, INC., for itself and on behalf of all Borrowers	Lender: Comerica Bank

Commitment Amount: $5,000,000
ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of ___		$___________
2.	Additions (please explain on reverse)		$___________
3.	TOTAL ACCOUNTS RECEIVABLE		$___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$___________
5.	Balance of 25% over 90 day accounts	$___________
6.	Concentration Limits	$___________
7.	Foreign Accounts	$___________
8.	Governmental Accounts	$___________
9.	Contra Accounts	$___________
10.	Demo Accounts	$___________
11.	Intercompany/Employee Accounts	$___________
12.	Other (please explain on reverse)	$___________
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$___________
14.	Eligible Accounts (#3 minus #13)		$___________
15.	LOAN VALUE OF ACCOUNTS (80% of #14)		$___________

BALANCES
16.	Maximum Loan Amount		$5,000,000
17.	Total Funds Available [Lesser of #16 or #15]		$___________
18.	Present balance owing on Line of Credit		$___________
19.	Outstanding under Sublimits (e.g., Letters of Credit)		$___________
20.	RESERVE POSITION (#17 minus #18 and #19)		$___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

LYRIS, INC., for itself and on behalf of all Borrowers

By:
Authorized Signer